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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  June 20, 2001


                               EDISON SCHOOLS INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                            000-27817                         13-3915075
(State or Other Jurisdiction of            (Commission                       (IRS Employer
     incorporation)                        File Number)                  Identification Number)


                                521 Fifth Avenue
                                   11th Floor
                            New York, New York 10175
   (Address, including zip code, of registrant's principal executive offices)

                                 (212) 419-1600
                        (Telephone number of registrant)


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ITEM 5.  OTHER EVENTS

         On June 20, 2001, Edison Schools Inc. issued a press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
99.1                                Press release dated June 20, 2001.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EDISON SCHOOLS INC.

Date:  June 22, 2001                                 /s/ Laura K. Eshbaugh
                                                     ---------------------
                                                     Laura K. Eshbaugh
                                                     Executive Vice President

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                               EDISON SCHOOLS INC.
                                  EXHIBIT INDEX

EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
99.1                                Press release dated June 20, 2001.